CURTISS WRIGHT

# 3Q 2012 Earnings Conference Call







Technologies that Matter

# Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

# Overview of Third Quarter 2012 Results

- Sales declined 6% despite solid demand in Metal Treatment segment and continued growth in Commercial OEM market
- Operating income impacted by labor strike, AP1000 strategic investments and modest softening of new orders
  - Adjusted operating income increased 5%
- Diluted EPS of $0.24, reflecting aforementioned impacts to operating income
- Focused on restructuring and cost reduction initiatives to drive long-term profitability

# Third Quarter 2012 Results (Continuing Operations)

| ($ in Millions) | | Third Quarter 2012 | % Change vs. Prior Yr |
|---|---|---|---|
| **Sales:** | | | |
| Flow Control | $ | 236.7 | (11%) |
| Motion Control | | 174.6 | (3%) |
| Metal Treatment | | 67.9 | 5% |
| **Total Sales** | **$** | **479.2** | **(6%)** |
| | | | |
| **Operating Income:** | | | |
| Flow Control | $ | 1.2 | (95%) |
| Motion Control | | 22.8 | 19% |
| Metal Treatment | | 8.2 | 0% |
| **Total Segments** | **$** | **32.2** | **(38%)** |
| Corporate and Other | | (8.8) | (47%) |
| **Total Operating Income** | **$** | **23.4** | **(49%)** |

* Adjusted operating income and margin exclude 3Q'12 labor strike, AP1000 strategic investments and segment restructuring charges

## Key sales highlights:

- Sales declined 6%, despite solid performance in Metal Treatment segment
- Commercial markets mixed, led by 12% growth in commercial aerospace OEM
- Defense sales impacted by weaker demand and slower new orders
- Naval defense sales flat excluding impact of strike

## Key operating income highlights:

- Adjusted operating income* increased 5%, led by strong 21% growth in Motion Control
- Adjusted operating margin* was 9.8%, up 70 bps from prior year
- Reported operating income impacted by labor strike, AP1000 strategic investments, and softer demand in defense and oil and gas markets
- Higher pension costs

# Third Quarter 2012 Operating Income Drivers

| | 3Q'12 Reported | Strike, AP1000 & Restruct. Charges | 3Q'12 Adjusted Excl. Charges | % Change vs. 3Q'11 |
|---|---|---|---|---|
| Flow Control | $1.2 | $24.0 | $25.2 | 2% |
| Motion Control | $22.8 | $0.4 | $23.2 | 21% |
| Metal Treatment | $8.2 | $0.8 | $9.0 | 10% |
| Corp & Other | ($8.8) | - | ($8.8) | (47%) |
| **Total** | **$23.4M** | **$25.2M** | **$48.6M** | **5%** |

**Key Positives**

- Solid performance in Motion Control (+19% reported) due to higher commercial sales, higher income from our ACRA Controls acquisition and benefits of prior restructuring initiatives, despite weaker orders in defense (13.3% adjusted operating margin and 270 basis points improvement)
- Solid 10% growth in Metal Treatment (ex-restructuring) led by sales growth in commercial markets
- Benefiting from ongoing ramp up in commercial aircraft production rates

**Key Challenges**

- Flow Control:
  - Labor strike and shift in milestones on long-term contracts into 2013
  - Additional AP1000 strategic investments
  - Continued delays in anticipated orders for large, international capital projects and additional learning curve costs for super vessel business in oil & gas market
  - Lower new orders in commercial power generation market

# Third Quarter 2012 Flow Control Bridge

| | 2012 | | | 2011 | | |
|---|---|---|---|---|---|---|
| ($ millions) | Sales | Operating Income | OI % | Sales | Operating Income | OI % |
| Reported 3Q'12 | $236.7 | $1.2 | 0.5% | $265.2 | $24.8 | 9.4% |
| | | | | | | |
| Adjustments: | | | | | | |
| AP1000 | - | $12.2 | 4.8% | | | |
| Strike Impact | $18.0 | $11.3 | 4.4% | | | |
| Restructuring | - | $0.5 | 0.2% | | | |
| **Adjusted 3Q'12** | **$254.7** | **$25.2** | **9.9%** | **$265.2** | **$24.8** | **9.4%** |

# Third Quarter 2012 End Markets Summary

## Defense



Aero Defense 16%
Ground Defense 5%
Naval Defense 16%
Other Defense & Gov't. 1%
Gen Industry 13%
Comm Aero 18%
Power Gen 18%
Oil & Gas 13%

Note: Percentages in chart relate to third quarter 2012 sales.

### Key Positives

- Higher CVN-79 aircraft carrier revenues for pumps and valves
- Ground defense sales flat with slight uptick in Abrams and Stryker, as well as higher sales of ammunition handling systems to international ground defense customers
- Higher thermal spray coatings sales in aerospace defense
- Solid revenues on DDG-51 destroyer program

### Key Challenges

- Lower overall naval defense sales due to strike and timing on long-term contracts on VA class submarine; completion of AAG program
  - Excluding strike, naval defense sales flat
- Decreased sales on military helicopters (particularly Blackhawk)
- Transition from development to production phase on Global Hawk (aerospace defense)

# Third Quarter 2012 End Markets Summary

## Commercial


Oil & Gas 13%
Aero Defense 16%
Ground Defense 5%
Naval Defense 16%
Other Defense & Gov't. 1%
Gen Industry 13%
Comm Aero 18%
Power Gen 18%

Note: Percentages in chart relate to third quarter 2012 sales.

### Key Positives

- Commercial growth led by ongoing ramp up in commercial aircraft production rates
- Oil and gas slightly higher, led by strong MRO demand
- General industrial market benefiting from higher sales of analytical services and thermal spray coatings
- Modest demand in U.S. automotive industry

### Key Challenges

- Strike impact led to reduced production on China AP1000 program
- Slow recovery of large, international capital projects in oil & gas market
- Domestic nuclear operating reactors declined slightly as plant operators prepare for new NRC regulations
- Slower orders in HVAC and international auto

# 2012E Market Outlook (as of November 6, 2012)

| Management Guidance | FY2012E (Prior) | FY2012E (Current) |
|---|---|---|
| Aero Defense | 2 - 4% | 2 - 4% |
| Ground Defense | (12) - (14%) | (21) - (23%) |
| Naval Defense | 6 - 8% | 2 - 4% |
| **Total Defense** Including Other Defense | **2 - 4%** | **0%** |
| Commercial Aero | 18 - 20% | 18 - 20% |
| Oil & Gas | 3 - 5% | (3) - (5%) |
| Power Generation | 15 - 17% | 10 - 12% |
| General Industrial | 1 - 3% | 0% |
| **Total Commercial** | **10 - 12%** | **6 - 8%** |
| **Total Curtiss-Wright** | **7 - 9%** | **3 - 5%** |

Note: Guidance presented on a continuing operations basis and excludes the impact of the heat treating business from current and prior year results.

# 2012E Financial Outlook (as of November 6, 2012)

| Management Guidance | FY2012E (Prior Qtr.) | FY2012E (Current) |
|---|---|---|
| Total Sales | $2,150 - 2,190M | $2,080 - 2,120M |
| Flow Control | $1,160 - 1,170M | $1,100 - 1,110M |
| Motion Control | $720 - 740M | $710 - 730M |
| Metal Treatment | $270 - 280M | $270 - 280M |
| Operating Income<br>CW Margin | $207 - 215M<br>9.6% - 9.8% | $170 - 178M<br>8.2% - 8.4% |
| Flow Control<br>Margin | $111 - 114M<br>9.6% - 9.7% | $73 - 76M<br>6.6% - 6.8% |
| Motion Control<br>Margin | $100 - 103M<br>13.8% - 13.9% | $97 - 100M<br>13.7% - 13.8% |
| Metal Treatment<br>Margin | $29 - 31M<br>10.9% - 11.1% | $29 - 31M<br>10.9% - 11.1% |
| Corporate and Other | ~$33M | ~$29M |

Notes: Guidance presented on a continuing operations basis and excludes the impact of the heat treating business and the related gain on sale.

Full year amounts may not add due to rounding.

# 2012E Financial Outlook (as of November 6, 2012)

| Management Guidance | FY2012E (Prior Qtr.) | FY2012E (Current) |
|---|---|---|
| Operating Income | $207 - 215M | $170 - 178M |
| Pension Expense | ~$27.0M | ~$27.0M |
| Interest Expense | $32 - 33M | $27 - 28M |
| Diluted EPS | $2.50 - 2.60 | $2.05 - 2.15 |
| Diluted Shares Outstanding | 47.8M | 47.8M |
| Effective Tax Rate | 32.0% | 32.0% |
| Free Cash Flow (1) | $80 - 90M | $60 - 70M |
| Depreciation & Amortization | $100 - 105M | $93 - 98M |
| Capital Expenditures | $85 - 90M | $80 - 85M |

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately $40 million to the Curtiss-Wright Pension Plan and $27 million in interest payments in 2012.

Notes: Guidance presented on a continuing operations basis and excludes the impact of the heat treating business and the related gain on sale.

# Outlook for 2012 and Closing Comments

- Progressing through recent challenges to position Curtiss-Wright for solid future growth organically and through strategic acquisitions
- Strong performances anticipated in commercial aerospace and power generation markets
- Mixed performance in defense led by higher naval and aerospace markets, despite overall flat sales based on continued uncertainty impacting industry
- Implementation of restructuring and cost reduction activities will provide improved profitability for remainder of 2012 and future years

# Appendix

# Non-GAAP Reconciliation

**CURTISS WRIGHT CORPORATION and SUBSIDIARIES**
**NON-GAAP FINANCIAL DATA (UNAUDITED)**
**($ in millions)**
**Three Months Ended September 30,**

| | Flow Control 2012 | Flow Control 2011 | Flow Control Chg | Motion Control 2012 | Motion Control 2011 | Motion Control Chg |
|---|---|---|---|---|---|---|
| **Sales** | | | | | | |
| Organic | $ 231.7 | $ 263.0 | (12%) | $ 172.8 | $ 179.2 | (4%) |
| Incremental [1] | 5.7 [2] | 2.2 [5] | | 4.0 [2] | - | |
| Foreign Currency Fav (Unfav) [4] | (0.7) | | | (2.2) | | |
| Total | $ 236.7 | $ 265.2 | (11%) | $ 174.6 | $ 179.2 | (3%) |
| **Operating Income** | | | | | | |
| Organic | $ 1.9 | $ 25.2 | (93%) | $ 23.2 | $ 19.1 | 21% |
| *OI Margin %* | *0.8%* | *9.6%* | *(880)bps* | *13.4%* | *10.6%* | *280bps* |
| Incremental [1] | (0.6) [2] | (0.4) [5] | | (0.3) [2] | - | |
| Foreign Currency Fav (Unfav) [4] | (0.1) | | | (0.2) | | |
| Total | $ 1.2 | $ 24.8 | (95%) | $ 22.8 | $ 19.1 | 19% |
| *OI Margin %* | *0.5%* | *9.4%* | *(890)bps* | *13.1%* | *10.6%* | *250bps* |

| | Metal Treatment 2012 | Metal Treatment 2011 | Metal Treatment Chg | Corporate & Other 2012 | Corporate & Other 2011 | Corporate & Other Chg | Total Curtiss Wright 2012 | Total Curtiss Wright 2011 | Total Curtiss Wright Chg |
|---|---|---|---|---|---|---|---|---|---|
| **Sales** | | | | | | | | | |
| Organic | $ 67.8 | $ 64.7 | 5% | $ | $ | | $ 472.3 | $ 506.9 | (7%) |
| Incremental [1] | 1.3 [2] | - | | - | - | | 11.0 [2] | 2.2 [5] | |
| Foreign Currency Fav (Unfav) [4] | (1.2) | | | | | | (4.1) | | |
| Total | $ 67.9 | $ 64.7 | 5% | $ - | $ - | | $ 479.2 | $ 509.1 | (6%) |
| **Operating Income** | | | | | | | | | |
| Organic | $ 8.5 | $ 8.2 | 3% | $ (8.9) | $ (6.0) | (49%) | $ 24.6 | $ 46.5 | (47%) |
| *OI Margin %* | *12.5%* | *12.6%* | *(10)bps* | | | | *5.2%* | *9.2%* | *(400)bps* |
| Incremental [1] | (0.0) [2] | - | | - | - | | (0.9) [2] | (0.4) [5] | |
| Foreign Currency Fav (Unfav) [4] | (0.2) | | | 0.1 | | | (0.3) | | |
| Total | $ 8.2 | $ 8.2 | 0% | $ (8.8) | $ (6.0) | (47%) | $ 23.4 | $ 46.1 | (49%) |
| *OI Margin %* | *12.1%* | *12.6%* | *(50)bps* | | | | *4.9%* | *9.1%* | *(420)bps* |

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc. (LMT), October 11, 2011 acquisition of South Bend Controls and one month of operating results for our July 28, 2011 acquisition of ACRA Control, Limited (ACRA) and July 22, 2011 acquisition of IMR Test Labs.

(3) Our organic growth calculations do not include the operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc. (LMT), October 11, 2011 acquisition of South Bend Controls, and one month of operating results for our July 28, 2011 acquisition of ACRA Control, Limited (ACRA) and July 22, 2011 acquisition of IMR Test Labs, as well as three months of operating results for our April 6, 2011 acquisition of Douglas, and April 8, 2011 acquisition of BASF.

(4) Organic results exclude the effects of current period foreign currency translation.

(5) We sold our Legacy business on July 22, 2011. The three months and six months ended June 30, 2011 results of operations for this business have been removed from the comparable prior year period for purposes of calculating organic results.

**Note: Amounts may not add due to rounding**

# 3Q 2012 Segment Review – Flow Control


Oil & Gas
24%
Naval
Defense
29%
Gen Industrial
10%
Comm Aero
2%
Power Gen
35%

**Segment Sales: $237 M**

# 3Q 2012 Segment Review – Motion Control


Comm Aero 31%
Aero Defense 39%
Gen Industrial 9%
Other Defense & Gov't. 3%
Naval Defense 4%
Ground Defense 14%

**Segment Sales: $175 M**

# 3Q 2012 Segment Review – Metal Treatment


Comm Aero
40%
Gen Industrial
33%
Other
Defense &
Gov't.
2%
Aero Defense
15%
Power Gen
7%
Oil & Gas
3%

**Segment Sales: $68 M**